MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                   Supplement dated July 16, 1998 to the
                     Prospectus dated February 12, 1998


     The section entitled "Performance Data" is revised by deleting the last paragraph and adding the following:

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, other market indices, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technologies, Inc., Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index and/or other comparison reference, the Fund may refer to various statistical measures derived from the historic performance of the Fund, the index and/or other comparison reference such as standard deviation, volatility and beta. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


Code   #10810-0298ALL